UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22582

Western Asset Middle Market Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: October 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	October 31, 2021

WESTERN ASSET

MIDDLE MARKET

INCOME FUND INC.

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”).

It is anticipated that the Fund will terminate on or before December 30, 2022.

II	Western Asset Middle Market Income Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Middle Market Income Fund Inc. for the six-month reporting period ended October 31, 2021. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset values and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2021

Western Asset Middle Market Income Fund Inc.	III

Performance review

For the six months ended October 31, 2021, Western Asset Middle Market Income Fund Inc. returned 4.18% based on its net asset value (“NAV”)i. The Fund’s unmanaged benchmark, the Bloomberg U.S. Corporate High Yield – 2% Issuer Cap Caa Component Indexii, returned 2.77% for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averageiii returned 2.86% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the reporting period, the Fund made distributions to shareholders totaling $17.80 per share. As of October 31, 2021, the Fund estimates that 88.5% of the distributions were sourced from net investment income and 11.5% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV as of October 31, 2021. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2021 (unaudited)
Price Per Share	6-Month Total Return**
$644.96 (NAV)	4.18%†

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total return is based on changes in NAV. Return reflects the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Return does not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the disposition of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

Looking for additional information?

The Fund’s daily NAV is available online under the symbol “XWMFX” on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV and other information.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section our website, www.franklintempleton.com.

IV	Western Asset Middle Market Income Fund Inc.

Thank you for your investment in Western Asset Middle Market Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2021

RISKS: The Fund is a non-diversified closed-end management investment company. An investment in the Fund involves a high degree of risk. The Fund should be considered an illiquid investment. This Fund is not publicly traded and is closed to new investors. The Fund does not intend to apply for an exchange listing, and it is highly unlikely that a secondary market will exist for the purchase and sale of the Fund’s shares. Investors could lose some or all of their investment. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment for investors who are prepared to hold the Fund’s Common Stock until the expiration of its term and is not a trading vehicle. Because the Fund is non-diversified, it may be more susceptible to economic, political, or regulatory events than a diversified fund. Fixed income securities are subject to numerous risks, including but not limited to, credit, inflation, income, prepayment, and interest rates risks. As interest rates rise, the value of fixed income securities falls. Middle market companies have additional risks due to their limited operating histories, limited financial resources, less predictable operating results, narrower product lines and other factors. Securities of middle market issuers are typically considered high-yield. High-yield fixed income securities of below investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. High-yield bonds (“junk bonds”) are subject to higher credit risk and a greater risk of default. The Fund may invest all or a portion of its managed assets in illiquid securities. The Fund may make significant investments in securities for which there are no observable market prices. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are greater in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Leverage may result in greater volatility of the net asset value of common shares and increases a shareholder’s risk of loss. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser.

Western Asset Middle Market Income Fund Inc.	V

Performance review (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[1]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Caa Component is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index and is comprised of the Caa-rated securities included in this Index.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 39 funds in the Fund’s Lipper category.

VI	Western Asset Middle Market Income Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2021 and April 31, 2021. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	1

Schedule of investments (unaudited)

October 31, 2021

Western Asset Middle Market Income Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 71.7%
Communication Services — 6.2%
Entertainment — 1.4%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	1,390,000	$1,491,456	(a)(b)
Media — 1.3%
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,000,000	1,112,500
Urban One Inc., Senior Secured Notes	7.375%	2/1/28	220,000	231,229	(a)
Total Media				1,343,729
Wireless Telecommunication Services — 3.5%
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	815,000	818,953	(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	2,520,000	2,797,200	(b)
Total Wireless Telecommunication Services				3,616,153
Total Communication Services				6,451,338
Consumer Discretionary — 22.1%
Auto Components — 1.0%
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	1,000,000	1,045,000
Distributors — 0.9%
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	868,218	997,465	(a)(c)
Diversified Consumer Services — 1.2%
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	1,270,000	1,314,151	(a)
Hotels, Restaurants & Leisure — 16.7%
Carnival Corp., Senior Notes	7.625%	3/1/26	150,000	158,226	(a)
CCM Merger Inc., Senior Notes	6.375%	5/1/26	2,000,000	2,098,880	(a)(b)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	3,510,000	3,637,237	(a)(b)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	2,020,000	2,139,291	(a)
Golden Entertainment Inc., Senior Notes	7.625%	4/15/26	3,290,000	3,458,613	(a)(b)
Jacobs Entertainment Inc., Secured Notes	7.875%	2/1/24	3,818,000	3,937,313	(a)(b)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	2,000,000	1,983,640	(a)(b)
Total Hotels, Restaurants & Leisure				17,413,200
Household Durables — 1.2%
CD&R Smokey Buyer Inc., Senior Secured Notes	6.750%	7/15/25	350,000	370,125	(a)
New Home Co. Inc., Senior Notes	7.250%	10/15/25	820,000	847,675	(a)
Total Household Durables				1,217,800

See Notes to Financial Statements.

2	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail —1.1%
Bath & Body Works Inc., Senior Notes	6.625%	10/1/30	1,000,000		$1,120,070	(a)
Total Consumer Discretionary					23,107,686
Consumer Staples — 1.2%
Food Products — 1.2%
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	1,000,000		1,237,828
Energy — 12.0%
Energy Equipment & Services — 1.2%
Sunnova Energy Corp., Senior Notes	5.875%	9/1/26	1,260,000		1,280,475	(a)
Oil, Gas & Consumable Fuels — 10.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Senior Notes	5.750%	1/15/28	1,990,000		2,084,525	(a)(b)
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	3,650,000		3,708,820	(a)(b)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	490,000		527,362	(a)
Chesapeake Energy Corp., Senior Notes	5.500%	2/1/26	50,000		52,188	(a)
CrownRock LP/CrownRock Finance Inc., Senior Notes	5.000%	5/1/29	1,010,000		1,041,562	(a)
EnLink Midstream LLC, Senior Notes	5.625%	1/15/28	170,000		180,483	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	5.000%	2/1/28	2,050,000		2,057,923	(a)(b)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes	8.500%	10/15/26	200,000		201,324	(a)(d)
Vesta Energy Corp., Senior Notes	8.125%	7/24/23	1,800,000	CAD	1,363,526	(a)
Total Oil, Gas & Consumable Fuels					11,217,713
Total Energy					12,498,188
Financials — 3.8%
Capital Markets — 0.9%
TriplePoint Venture Growth BDC Corp.	4.500%	3/1/26	1,000,000		986,620	(e)(f)
Consumer Finance — 1.7%
Midcap Financial Issuer Trust, Senior Notes	6.500%	5/1/28	750,000		779,063	(a)
Midcap Financial Issuer Trust, Senior Notes	5.625%	1/15/30	1,000,000		985,000	(a)
Total Consumer Finance					1,764,063
Thrifts & Mortgage Finance — 1.2%
NMI Holdings Inc., Senior Secured Notes	7.375%	6/1/25	1,060,000		1,219,233	(a)
Total Financials					3,969,916
Health Care — 4.2%
Health Care Providers & Services — 4.2%
Akumin Inc., Senior Secured Notes	7.000%	11/1/25	1,090,000		1,042,645	(a)
Cano Health LLC, Senior Notes	6.250%	10/1/28	330,000		332,389	(a)

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

October 31, 2021

Western Asset Middle Market Income Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Legacy LifePoint Health LLC, Senior Secured Notes	4.375%	2/15/27	450,000	$446,063	(a)(b)
ModivCare Escrow Issuer Inc., Senior Notes	5.000%	10/1/29	1,000,000	1,018,420	(a)
U.S. Renal Care Inc., Senior Notes	10.625%	7/15/27	1,500,000	1,557,712	(a)
Total Health Care				4,397,229
Industrials — 12.2%
Airlines —1.1%
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	1,000,000	1,110,951	(a)
Building Products — 0.5%
CP Atlas Buyer Inc., Senior Notes	7.000%	12/1/28	540,000	523,338	(a)(b)
Commercial Services & Supplies — 2.0%
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	2,090,000	2,071,901	(a)(b)
Construction & Engineering — 2.7%
Brundage-Bone Concrete Pumping Holdings Inc., Secured Notes	6.000%	2/1/26	620,000	649,915	(a)
Empire Communities Corp., Senior Notes	7.000%	12/15/25	1,120,000	1,160,600	(a)
VM Consolidated Inc., Senior Notes	5.500%	4/15/29	1,000,000	1,015,000	(a)(b)
Total Construction & Engineering				2,825,515
Machinery — 1.9%
ATS Automation Tooling Systems Inc., Senior Notes	4.125%	12/15/28	280,000	282,800	(a)
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	720,000	740,081	(a)
TriMas Corp., Senior Notes	4.125%	4/15/29	1,000,000	1,013,830	(a)
Total Machinery				2,036,711
Trading Companies & Distributors — 3.0%
Alta Equipment Group Inc., Secured Notes	5.625%	4/15/26	1,890,000	1,937,656	(a)
Foundation Building Materials Inc., Senior Notes	6.000%	3/1/29	200,000	193,938	(a)(b)
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	1,000,000	1,008,650
Total Trading Companies & Distributors				3,140,244
Transportation Infrastructure — 1.0%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	1,000,000	995,515	(a)
Total Industrials				12,704,175
Information Technology — 1.3%
IT Services — 0.5%
CPI CG Inc., Senior Secured Notes	8.625%	3/15/26	500,000	540,625	(a)(b)

See Notes to Financial Statements.

4	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Software — 0.8%
Black Knight InfoServ LLC, Senior Notes	3.625%	9/1/28	320,000	$318,800	(a)
Crowdstrike Holdings Inc., Senior Notes	3.000%	2/15/29	530,000	524,038
Interface Special Holdings Inc., Senior Notes (19.000% PIK)	19.000%	11/1/23	4,174,495	0	*(c)(e)(f)(g)(h)
Total Software				842,838
Total Information Technology				1,383,463
Materials — 1.8%
Metals & Mining — 1.8%
Coeur Mining Inc., Senior Notes	5.125%	2/15/29	1,000,000	970,150	(a)
Mountain Province Diamonds Inc., Secured Notes	8.000%	12/15/22	1,000,000	899,650	(a)
Total Materials				1,869,800
Real Estate — 6.9%
Real Estate Management & Development — 6.9%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	3,030,000	3,156,502	(a)(b)
Kennedy-Wilson Inc., Senior Notes	4.750%	3/1/29	4,000,000	4,085,000	(b)
Total Real Estate				7,241,502
Total Corporate Bonds & Notes (Cost — $76,730,614)				74,861,125
Senior Loans — 46.1%
Communication Services — 2.4%
Diversified Telecommunication Services — 1.0%
Delta TopCo Inc., First Lien Term Loan (the greater of 6 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	12/1/27	995,000	994,915	(i)(j)(k)
Entertainment — 1.4%
Allen Media LLC, Term Loan B (3 mo. USD LIBOR +5.500%)	5.632%	2/10/27	1,477,264	1,479,731	(i)(j)(k)
Total Communication Services				2,474,646
Consumer Discretionary — 7.0%
Auto Components — 1.0%
Autokiniton US Holdings Inc., Closing Date
Term Loan B (the greater of 3 mo. USD LIBOR or 0.500% +4.500%)	5.000%	4/6/28	1,000,000	1,002,500	(i)(j)(k)
Automobiles — 0.5%
American Trailer World Corp., First Lien Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.750% +3.750%)	4.500%	3/3/28	498,750	497,349	(i)(j)(k)

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

October 31, 2021

Western Asset Middle Market Income Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 1.8%
KC Culinarte Intermediate LLC, First Lien Initial Term Loan (the greater of 1 mo. USD LIBOR or 1.000% +3.750%)	4.750%	8/25/25	1,949,700	$1,850,996	(i)(j)(k)
Diversified Consumer Services —1.0%
Lakeshore Learning Materials, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% +3.500%)	4.000%	9/29/28	1,000,000	1,001,250	(f)(i)(j)(k)
Hotels, Restaurants & Leisure — 0.9%
Pacific Bells LLC, Delayed Term Loan	—	10/13/28	50,000	49,969	(f)(l)
Pacific Bells LLC, Term Loan	—	10/13/28	950,000	949,406	(f)(l)
Total Hotels, Restaurants & Leisure				999,375
Specialty Retail — 1.8%
ALCV Purchaser Inc., Initial Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 6.750%)	7.750%	2/26/26	937,500	936,328	(f)(i)(j)(k)
LS Group OpCo Acquisition LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% +3.250%)	4.000%	11/2/27	992,500	993,433	(i)(j)(k)
Total Specialty Retail				1,929,761
Total Consumer Discretionary				7,281,231
Consumer Staples — 2.6%
Food Products — 2.6%
8th Avenue Food & Provisions Inc., Second Lien Term Loan (1 mo. USD LIBOR +7.750%)	7.838%	10/1/26	2,720,000	2,708,671	(i)(j)(k)
Financials — 8.7%
Capital Markets — 1.9%
Cardinal Parent Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% +4.500%)	5.250%	11/12/27	970,125	970,969	(i)(j)(k)
Cowen Inc., Initial Term Loan (the greater of 6 mo. USD LIBOR or 0.750% +3.250%)	4.000%	3/24/28	992,500	997,463	(f)(i)(j)(k)
Total Capital Markets				1,968,432
Insurance — 5.9%
AIS Holdco LLC, First Lien Term Loan (3 mo. USD LIBOR +5.000%)	5.129%	8/15/25	3,089,500	3,035,434	(f)(i)(j)(k)

See Notes to Financial Statements.

6	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
AmeriLife Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR +4.000%)	4.084%	3/18/27	2,024,695	$2,024,948	(i)(j)(k)
Baldwin Risk Partners LLC, Term Loan B1 (the greater of 1 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	10/14/27	1,091,764	1,092,675	(i)(j)(k)
Total Insurance				6,153,057
Mortgage Real Estate Investment Trusts (REITs) — 0.9%
Apollo Commercial Real Estate Finance Inc., Term Loan B1 (the greater of 1 mo. USD LIBOR or 0.500% +3.500%)	4.000%	3/11/28	995,000	993,756	(f)(i)(j)(k)
Total Financials				9,115,245
Health Care — 9.1%
Health Care Equipment & Supplies — 1.0%
Insulet Corp., Term Loan B (the greater of 1 mo. USD LIBOR or 0.500% +3.250%)	3.750%	4/28/28	997,500	1,000,308	(i)(j)(k)
Health Care Providers & Services — 6.0%
Agiliti Health Inc., Term Loan (1 mo. USD LIBOR +2.750%)	2.875%	1/4/26	371,501	371,037	(f)(i)(j)(k)
EyeCare Partners LLC, First Lien Initial Term Loan (3 mo. USD LIBOR +3.750%)	3.882%	2/18/27	1,874,283	1,865,389	(i)(j)(k)
EyeCare Partners LLC, Second Lien Initial Term Loan (2 mo. USD LIBOR +8.250%)	8.357%	2/4/28	2,050,000	2,040,273	(i)(j)(k)
Medical Solutions Holdings Inc., First Lien Closing Date Term Loan (the greater of 1 mo. USD LIBOR or 1.000% +4.500%)	5.500%	6/14/24	1,989,400	1,995,199	(i)(j)(k)
Total Health Care Providers & Services				6,271,898
Health Care Technology — 2.1%
MedAssets Software Intermediate Holdings, Inc., Second Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 7.750%)	8.500%	1/29/29	1,250,000	1,237,500	(f)(i)(j)(k)
Virgin Pulse Inc., First Lien Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	4/6/28	1,000,000	991,565	(i)(j)(k)
Total Health Care Technology				2,229,065
Total Health Care				9,501,271
Industrials — 3.3%
Aerospace & Defense — 0.4%
WP CPP Holdings LLC, First Lien Initial Term Loan	4.750%	4/30/25	492,696	482,719	(i)(j)(k)

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

October 31, 2021

Western Asset Middle Market Income Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 1.9%
CP Atlas Buyer Inc., Term Loan B (the greater of 1 mo. USD LIBOR or 0.500% +3.750%)	4.250%	11/23/27	995,000	$990,388	(i)(j)(k)
Potters Industries LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	12/14/27	995,000	996,244	(i)(j)(k)
Total Building Products				1,986,632
Commercial Services & Supplies — 1.0%
LTR Intermediate Holdings Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% +4.500%)	5.500%	5/5/28	997,500	999,994	(f)(i)(j)(k)
Mister Car Wash Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR +3.000%)	3.088%	5/14/26	29,547	29,504	(i)(j)(k)
Total Commercial Services & Supplies				1,029,498
Total Industrials				3,498,849
Information Technology — 11.6%
IT Services — 7.0%
Access CIG LLC, Second Lien Initial Term Loan (1 mo. USD LIBOR +7.750%)	7.832%	2/27/26	3,470,984	3,473,154	(i)(j)(k)
Project Alpha Intermediate Holding Inc., 2021 Refinancing Term Loan (1 mo. USD LIBOR + 4.000%)	4.090%	4/26/24	2,905,959	2,906,264	(i)(j)(k)
Redstone Holdco 2 LP, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% +4.750%)	5.500%	4/27/28	1,000,000	963,750	(i)(j)(k)
Total IT Services				7,343,168
Software — 4.6%
AQA Acquisition Holding Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% +4.250%)	4.750%	3/3/28	997,500	1,002,069	(i)(j)(k)
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR +4.000%)	4.087%	10/16/26	1,999,550	2,003,179	(i)(j)(k)
Symplr Software Inc., First Lien Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.500%)	5.250%	12/22/27	1,741,250	1,749,521	(i)(j)(k)
Total Software				4,754,769
Total Information Technology				12,097,937

See Notes to Financial Statements.

8	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 1.4%
Metals & Mining — 0.9%
Arctic Canadian Diamond Co. Ltd., First Lien Term Loan A2 (the greater of 3 mo. USD LIBOR or 1.000% +5.000%)	6.000%	12/31/24	981,250	$997,374	(e)(f)(i)(j)(k)
Paper & Forest Products — 0.5%
Schweitzer-Mauduit International Inc., Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% +3.750%)	4.500%	2/9/28	498,750	500,620	(f)(i)(j)(k)
Total Materials				1,497,994
Total Senior Loans (Cost — $48,094,562)				48,175,844

			Shares
Common Stocks — 2.8%
Energy — 1.6%
Oil, Gas & Consumable Fuels — 1.6%
Oasis Petroleum Inc.			13,933	1,680,320	(b)
Health Care — 1.2%
Health Care Providers & Services — 1.2%
Option Care Health Inc.			44,396	1,213,343	*
Total Common Stocks (Cost — $2,013,657)				2,893,663

	Rate
Preferred Stocks — 0.5%
Financials — 0.5%
Capital Markets — 0.5%
B Riley Financial Inc. (Cost — $500,000)	6.000%		20,000	522,000	(b)
Total Investments before Short-Term Investments (Cost — $127,338,833)				126,452,632
Short-Term Investments — 5.6%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $5,880,190)	0.010%		5,880,190	5,880,190	(m)
Total Investments — 126.7% (Cost — $133,219,023)				132,332,822
Liabilities in Excess of Other Assets — (26.7)%				(27,909,550)
Total Net Assets — 100.0%				$104,423,272

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

October 31, 2021

Western Asset Middle Market Income Fund Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 6).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(d)	Securities traded on a when-issued or delayed delivery basis.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(f)	Security is valued using significant unobservable inputs (Note 1).

(g)	The coupon payment on this security is currently in default as of October 31, 2021.

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(l)	All or a portion of this loan is unfunded as of October 31, 2021. The interest rate for fully unfunded term loans is to be determined.

(m)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2021, the total market value of investments in Affiliated Companies was $5,880,190 and the cost was $5,880,190 (Note 8).

Abbreviation(s) used in this schedule:

CAD	— Canadian Dollar

CPI	— Consumer Price Index

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

USD	— United States Dollar

See Notes to Financial Statements.

10	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

Statement of assets and liabilities (unaudited)

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $127,338,833)	$126,452,632
Investments in affiliated securities, at value (Cost — $5,880,190)	5,880,190
Foreign currency, at value (Cost — $58,089)	59,086
Interest and dividends receivable	1,464,612
Prepaid expenses	278
Total Assets	133,856,798

Liabilities:
Loan payable (Note 6)	28,000,000
Payable for securities purchased	1,187,000
Investment management fee payable	129,856
Due to custodian	28,420
Interest expense payable	8,120
Directors’ fees payable	2,491
Accrued expenses	77,639
Total Liabilities	29,433,526
Total Net Assets	$104,423,272

Net Assets:
Par value ($0.001 par value; 161,907 shares issued and outstanding; 100,000,000 shares authorized)	$162
Paid-in capital in excess of par value	207,148,601
Total distributable earnings (loss)	(102,725,491)
Total Net Assets	$104,423,272

Shares Outstanding	161,907

Net Asset Value	$644.96

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended October 31, 2021

Investment Income:
Interest from unaffiliated investments	$4,217,690
Interest from affiliated investments	203
Dividends	117,647
Total Investment Income	4,335,540

Expenses:
Investment management fee (Note 2)	862,802
Interest expense (Note 6)	117,378
Transfer agent fees	50,063
Audit and tax fees	38,322
Fund accounting fees	37,600
Legal fees	24,292
Directors’ fees	19,258
Shareholder reports	15,671
Insurance	1,387
Custody fees	136
Miscellaneous expenses	7,396
Total Expenses	1,174,305
Less: Fee waivers and/or expense reimbursements (Note 2)	(69,236)
Net Expenses	1,105,069
Net Investment Income	3,230,471

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions in unaffiliated securities	(699,989)
Foreign currency transactions	(667)
Net Realized Loss	(700,656)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	2,023,351
Foreign currencies	704
Change in Net Unrealized Appreciation (Depreciation)	2,024,055
Net Gain on Investments and Foreign Currency Transactions	1,323,399
Increase in Net Assets From Operations	$4,553,870

See Notes to Financial Statements.

12	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended October 31, 2021 (unaudited) and the Year Ended April 30, 2021	October 31	April 30

Operations:
Net investment income	$3,230,471	$7,201,376
Net realized loss	(700,656)	(17,652,442)
Change in net unrealized appreciation (depreciation)	2,024,055	39,168,262
Increase in Net Assets From Operations	4,553,870	28,717,196

Distributions to Shareholders From (Note 1):
Total distributable earnings	(3,081,314)	(7,602,636)
Return of capital	—	(22,218)
Decrease in Net Assets From Distributions to Shareholders	(3,081,314)	(7,624,854)

Fund Share Transactions:
Reinvestment of distributions (522 and 1,452 shares issued, respectively)	334,959	855,300
Cost of shares repurchased through tender offer (15,579 and 27,000 shares repurchased, respectively)	(9,996,545)	(16,243,686)
Decrease in Net Assets From Fund Share Transactions	(9,661,586)	(15,388,386)

Capital Contributions:
Capital contributions	—	15,338
Increase (Decrease) in Net Assets	(8,189,030)	5,719,294

Net Assets:
Beginning of period	112,612,302	106,893,008
End of period	$104,423,272	$112,612,302

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	13

Statement of cash flows (unaudited)

For the Six Months Ended October 31, 2021

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$4,553,870
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(10,104,452)
Sales of portfolio securities	19,388,438
Net purchases, sales and maturities of short-term investments	(571,191)
Payment-in-kind	(41,343)
Net amortization of premium (accretion of discount)	(62,202)
Increase in interest and dividends receivable	(46,974)
Decrease in prepaid expenses	584
Decrease in payable for securities purchased	(2,070,500)
Increase in investment management fee payable	3,514
Decrease in Directors’ fees payable	(919)
Increase in interest expense payable	2,247
Increase in accrued expenses	32,282
Net realized loss on investments	699,989
Change in net unrealized appreciation (depreciation) of investments	(2,023,351)
Net Cash Provided in Operating Activities*	9,759,992

Cash Flows from Financing Activities:
Distributions paid on common stock	(2,746,355)
Proceeds from loan facility borrowings	3,000,000
Increase in due to custodian	28,420
Payment for shares repurchased through tender offer	(9,996,545)
Net Cash Used by Financing Activities	(9,714,480)
Net Increase in Cash and Restricted Cash	45,512
Cash and restricted cash at beginning of period	13,574
Cash and restricted cash at end of period	$59,086

*	Included in operating expenses is cash of $115,131 paid for interest on borrowings.

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2021
Cash	$ 59,086
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$ 59,086

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$ 334,959

See Notes to Financial Statements.

14	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2021[1,2]	2021[1]	2020[1]	2019[1]	2018[1]	2017[1]

Net asset value, beginning of period	$636.36	$527.84	$749.94	$759.44	$799.71	$708.75

Income (loss) from operations:
Net investment income	18.92	37.49	60.08	68.47	76.58	87.83
Net realized and unrealized gain (loss)	7.48	110.00	(222.12)	(8.83)	(38.51)	93.13
Total income (loss) from operations	26.40	147.49	(162.04)	59.64	38.07	180.96

Less distributions from:
Net investment income	(17.80) [3]	(38.93)	(60.06)	(69.14)	(78.34)	(90.00)
Return of capital	—	(0.12)	—	—	—	—
Total distributions	(17.80)	(39.05)	(60.06)	(69.14)	(78.34)	(90.00)
Capital contributions	—	0.08 [4]	—	—	—	—

Net asset value, end of period	$644.96	$636.36	$527.84	$749.94	$759.44	$799.71
Total return, based on NAV[5]	4.18%	28.73%[6]	(22.94)%	8.20%	5.04%	26.72%

Net assets, end of period (millions)	$104	$113	$107	$173	$198	$229

Ratios to average net assets:
Gross expenses	2.12%[7]	1.83%	2.31%	2.29%	2.36%	2.45%
Net expenses[8]	1.99 [7,9]	1.72	2.18	2.17	2.23	2.40
Net investment income	5.82 [7]	6.29	8.56	8.98	9.81	11.37

Portfolio turnover rate	8%	62%	56%	28%	32%	51%

Supplemental data:
Loan Outstanding, End of Period (000s)	$28,000	$25,000	$30,300	$23,300	$47,400	$94,000
Asset Coverage Ratio for Loan Outstanding[10]	473%	550%	453%	844%	518%	343%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$4,729	$5,504	$4,528	$8,439	$5,184	$3,431
Weighted Average Loan (000s)	$26,924	$16,859	$31,672	$36,567	$58,175	$88,175
Weighted Average Interest Rate on Loan	0.85%	0.87%	2.46%	3.00%	2.08%	1.37%

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	15

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2021 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]	Reimbursement from fund accounting agent for NAV error.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Includes the effect of a capital contribution. Absent the capital contribution, the total return would have been unchanged.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

16	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Middle Market Income Fund Inc. (the “Fund”) was incorporated in Maryland on June 29, 2011 and is registered as a non-diversified, limited-term closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 26, 2014. The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”). It is anticipated that the Fund will terminate on or before December 30, 2022. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

18	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$2,983,296	$986,620		$3,969,916
Information Technology	—	1,383,463	0	*	1,383,463
Other Corporate Bonds & Notes	—	69,507,746	—		69,507,746
Senior Loans:
Consumer Discretionary	—	4,344,278	2,936,953		7,281,231
Financials	—	4,088,592	5,026,653		9,115,245
Health Care	—	7,892,734	1,608,537		9,501,271
Industrials	—	2,498,855	999,994		3,498,849
Materials	—	—	1,497,994		1,497,994
Other Senior Loans	—	17,281,254	—		17,281,254
Common Stocks	$2,893,663	—	—		2,893,663
Preferred Stocks	522,000	—	—		522,000
Total Long-Term Investments	3,415,663	109,980,218	13,056,751		126,452,632
Short-Term Investments†	5,880,190	—	—		5,880,190
Total Investments	$9,295,853	$109,980,218	$13,056,751		$132,332,822

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of April 30, 2021		Accrued premiums/ discounts	Realized gain (loss)[1]	Change in unrealized appreciation (depreciation)[2]	Purchases
Corporate Bonds & Notes:
Financials	$976,900		—	—	$9,720	—
Information Technology	0	*	—	—	—	—
Materials	0	*	—	$(1,151,780)	1,151,780	—
Senior Loans:
Communication Services	295,236		$93	903	(2,100)	—
Consumer Discretionary	995,000		1,322	865	17,266	$1,985,000
Financials	8,170,905		2,476	(1,039)	19,317	—
Health Care	2,613,256		3,739	126	(3,871)	—
Industrials	1,998,750		1,125	70	3,793	—
Information Technology	4,066,067		(1,372)	(18,873)	(7,270)	—
Materials	1,498,450		319	12	19,213	—
Total	$20,614,564		$7,702	$(1,169,716)	$1,207,848	$1,985,000

Investments in Securities (cont’d)	Sales		Transfers into Level 3	Transfers out of Level 3[3]	Balance as of October 31, 2021		Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2021[2]
Corporate Bonds & Notes:
Financials	—		—	—	$986,620		$9,720
Information Technology	—		—	—	0	*	—
Materials	$(0)	*	—	—	—		—
Senior Loans:
Communication Services	(294,132)		—	—	—		—
Consumer Discretionary	(62,500)		—	—	2,936,953		17,266
Financials	(1,140,058)		—	$(2,024,948)	5,026,653		39,792

20	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3[3]	Balance as of October 31, 2021	Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2021[2]
Health Care	$(4,405)	—	$(1,000,308)	$1,608,537	$(2,772)
Industrials	(7,500)	—	(996,244)	999,994	5,706
Information Technology	(565,399)	—	(3,473,153)	—	—
Materials	(20,000)	—	—	1,497,994	19,213
Total	$(2,093,994)	—	$(7,494,653)	$13,056,751	$88,925

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 10/31/21 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Value, Range/Weighted Average	Impact to Valuation from an Increase in Input*
Senior Loans	997.4	Discounted Cash Flow Method	Discount Rate	8.11%	Decrease

* This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(c) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2021, the Fund had sufficient cash and/or securities to cover these commitments.

(d) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually

22	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan”) serve as additional subadvisers to the Fund, pursuant to separate subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Asset Singapore and Western Asset Japan are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily managed assets, which are net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited, Western Asset Singapore and Western Asset Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 90% of the net management fee it receives from the Fund. In turn, Western Asset

24	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

pays Western Asset Limited, Western Asset Singapore and Western Asset Japan a fee for their services at no additional expense to the Fund. Western Asset pays each of Western Asset Limited, Western Asset Singapore and Western Asset Japan a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Effective December 1, 2016, LMPFA implemented a voluntary investment management fee waiver of 0.10% that will continue until May 31, 2022.

The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waivers”).

During the six months ended October 31, 2021, fees waived and/or expenses reimbursed amounted to $69,236, which included an affiliated money market fund waiver of $212.

All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended October 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows: Purchases

Purchases	$10,104,452
Sales	19,388,438

At October 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$133,219,023	$3,751,720	$(4,637,921)	$(886,201)

4. Derivative instruments and hedging activities

During the six months ended October 31, 2021, the Fund did not invest in derivative instruments.

5. Tender offers

On July 30, 2021, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding common stock (“Shares”). The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding shares without amending or extending the offer (the “Additional Shares”). The tender offer was conducted at a price equal to the Fund’s net asset value per

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on September 3, 2021 and expired on October 4, 2021. On October 6, 2021, the Fund announced the final results of the tender offer. A total of 14,741 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 4,231

Shares, including Additional Shares of 3,386 accepted for purchase by the Fund, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, excluding an odd lot transactions and disregarding fractions. Accordingly, on a pro rata basis, approximately 49.2% of Shares for each stockholder who properly tendered Shares were accepted for payment. The purchase price of properly tendered Shares was $641.30 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on October 4, 2021. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On May 13, 2021, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares. The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding shares without amending or extending the offer. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on June 2, 2021 and expired on July 1, 2021. On July 6, 2021, the Fund announced the final results of the tender offer. A total of 17,522 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 4,424 Shares, including Additional Shares of 3,538 accepted for purchase by the Fund, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, excluding an odd lot transactions and disregarding fractions. Accordingly, on a pro rata basis, approximately 44% of Shares for each stockholder who properly tendered Shares were accepted for payment. The purchase price of properly tendered Shares was $642.02 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on July 1, 2021. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

During the prior fiscal year, on February 12, 2021, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares. The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding shares without amending or extending the offer. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on March 5, 2021 and expired on April 5, 2021. On April 7, 2021, the Fund announced the final results of the tender offer. A total of 13,954 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 4,577 Shares, including Additional Shares of 1,819 accepted for purchase by the Fund, the tender offer was oversubscribed. Therefore, in

26	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, excluding an odd lot transactions and disregarding fractions. Accordingly, on a pro rata basis, approximately 42.6% of Shares for each stockholder who properly tendered Shares were accepted for payment. The purchase price of properly tendered Shares was $629.07 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on April 5, 2021. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

During the prior fiscal year, on November 11, 2020, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares. The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding shares without amending or extending the offer. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on December 4, 2020 and expired on January 6, 2021. On January 8, 2021, the Fund announced the final results of the tender offer. A total of 18,220 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 4,786 Shares, including Additional Shares of 3,829 accepted for purchase by the Fund, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, excluding an odd lot transactions and disregarding fractions. Accordingly, on a pro rata basis, approximately 44% of Shares for each stockholder who properly tendered Shares were accepted for payment. The purchase price of properly tendered Shares was $616.90 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on January 6, 2021. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

During the prior fiscal year, on August 14, 2020, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares. The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding shares without amending or extending the offer. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on September 3, 2020 and expired on October 2, 2020. On October 7, 2020, the Fund announced the final results of the tender offer. A total of 14,860 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 4,949 Shares, including Additional Shares of 1,978 accepted for purchase by the Fund, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, excluding an odd lot transactions and disregarding fractions. Accordingly, on a pro rata basis, approximately 43% of Shares for each stockholder who properly tendered Shares were accepted for payment. The purchase price of properly tendered Shares was $582.35 per

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on October 2, 2020. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

During the prior fiscal year, on May 14, 2020, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares. The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding shares without amending or extending the offer. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on June 3, 2020 and expired on July 3, 2020. On July 7, 2020, the Fund announced the final results of the tender offer. A total of 10,901 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 5,062 Shares, including Additional Shares accepted for purchase by the Fund, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, excluding any odd lot transactions and disregarding fractions. Accordingly, on a pro rata basis, approximately 43% of Shares for each stockholder who properly tendered Shares were accepted for payment. The purchase price of properly tendered Shares was $567.29 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on July 2, 2020. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

6. Loan

The Fund has a revolving credit agreement with Pershing LLC (“Credit Agreement”) that allows the Fund to borrow up to an aggregate amount of $136,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. On November 12, 2021, the Fund received notice from Pershing LLC that the Credit Agreement will terminate effective May 11, 2022, absent subsequent notice to the contrary. On May 27, 2021, the Fund amended its credit agreement with Pershing LLC. Under the amendment, effective June 20, 2021, the Fund pays interest on borrowings calculated based on the Overnight Bank Funding Rate plus applicable margin. The Overnight Bank Funding Rate means the Overnight Bank Funding Rate as reported by the New York Federal Reserve in the FR2420 Report of Selected Money Market Rates or any successor report or website. Prior to June 20, 2011, the interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940

28	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended October 31, 2021 was $117,378. For the six months ended October 31, 2021, the Fund had an average daily loan balance outstanding of $26,923,913 and the weighted average interest rate was 0.85%. At October 31, 2021, the Fund had $28,000,000 of borrowings outstanding.

7. Distributions subsequent to October 31, 2021

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/23/2021	12/31/2021	$8.7800

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the six months ended October 31, 2021. The following transactions were effected in such company for the six months ended October 31, 2021.

	Affiliate Value at April 30, 2021	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$19,593,474	19,593,474	$13,713,284	13,713,284

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2021
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$203	—	$5,880,190

9. Deferred capital losses

As of April 30, 2021, the Fund had deferred capital losses of $101,157,762, which have no expiration date, that will be available to offset future taxable capital gains.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of

Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

* * *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of (i) the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023 and (ii) all other LIBOR settings, including the one-week and two-month USD LIBOR settings, immediately following the LIBOR publication on Friday, December 31, 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

12. Subsequent event

The Fund announced on November 11, 2021 that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding shares of common stock, subject to the right to purchase up to an additional 2% of the Fund’s outstanding Shares without amending or extending the offer. The tender offer will be conducted at a price equal to the Fund’s net asset value per share of common stock on the day on which the tender offer expires. The Fund commenced its tender offer on December 3, 2021 and the expiration of the tender offer is currently expected to be January 5, 2022.

30	Western Asset Middle Market Income Fund Inc. 2021 Semi-Annual Report

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested in additional shares of Common Stock at the net asset value determined on the reinvestment date. You may elect not to participate in the Fund’s Dividend Reinvestment Plan (the “Plan”) by contacting the Computershare Inc. (“the Plan Agent”). If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent more than three business days prior to any dividend or distribution payment date for that dividend to be paid out in cash. If the notice is received less than three business days prior to any dividend or distribution payment date, then that dividend will be reinvested and all subsequent dividends or distributions will be paid out in cash. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan Agent’s service fee for handling distributions will be paid by the Fund. For participants holding shares directly with the Plan Agent, the Plan Agent will charge each participant a fee of $15.00 plus commissions upon any sale of shares accepted for tender by the Fund. Additional information about the Plan and your account may be obtained from the Plan Agent at Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by telephone at 1-888-888-0151.

Western Asset Middle Market Income Fund Inc.	31

Western Asset

Middle Market Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

George P. Hoyt

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

Western Asset Middle

Market Income Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered

public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher &Bartlett LLP

900 G Street NW

Washington, DC 20001

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Middle Market Income Fund Inc.

Western Asset Middle Market Income Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Middle Market Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX107256 12/21 SR21-4304

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM	12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM	13. EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Middle Market Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 27, 2021